Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

9. Subsequent Events

Effective January 1, 2016, the management fee payable by Spectrum Select to EMC was reduced to 1/12th of 1% (a 1% annual rate) per month of Spectrum Select’s net assets allocated to EMC on the first day of each month.

Effective January 1, 2016, the management fee payable by Spectrum Technical to SECOR was reduced to 1/12th of 1.75% (a 1.75% annual rate) per month of Spectrum Technical’s net assets allocated to SECOR on the first day of each month.

Effective January 31, 2016, Spectrum Strategic fully redeemed its investment from BHM I, LLC. In addition, Blenheim no longer acts as a commodity trading advisor to Spectrum Strategic. Effective on February 1, 2016, the General Partner reallocated Spectrum Strategic’s assets allocated to Blenheim to existing commodity trading advisors in Spectrum Strategic.